PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                               STRONG GROWTH FUNDS
                                 INVESTOR CLASS

                              STRONG BLUE CHIP FUND
                              STRONG DISCOVERY FUND
                              STRONG ENDEAVOR FUND
                             STRONG ENTERPRISE FUND
                               STRONG GROWTH FUND
                              STRONG GROWTH 20 FUND
                          STRONG LARGE CAP GROWTH FUND
                        STRONG LARGE COMPANY GROWTH FUND
                        STRONG U.S. EMERGING GROWTH FUND

                 Supplement to the prospectus dated May 1, 2004

STRONG LARGE COMPANY GROWTH FUND
Effective immediately, Mr. Thomas J. Pence, CFA, is the sole Portfolio Manager of the Strong Large Company Growth Fund. His biography can be found on page 23 of the prospectus.

STRONG LARGE COMPANY GROWTH FUND
Effective June 7, 2004, the first full paragraph on page 4 of the prospectus under "What are the Funds'principal investment strategies?" is deleted and replaced with the following:

         The LARGE COMPANY GROWTH FUND invests, under normal conditions, at least 80% of its net assets in securities of large-capitalization companies that its manager believes offer the potential for above-average earnings growth, which may include income-producing equity securities. To identify stocks that offer the opportunity for growth, the managers looks for stocks that have attractive growth prospects (e.g., the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (e.g., showing a growth trend or that are well positioned in a growth industry). Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may also invest up to 25% of its net assets in foreign securities and may utilize an active trading approach. The manager may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


            The date of this prospectus supplement is May 4, 2004.